Pruco Life Insurance Company	Jordan K. Thomsen
Vice President and Corporate Counsel

Pruco Life Insurance Company
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4193 fax: (973) 802-9560

September 11, 2018

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:    Pruco Life Insurance Company (“Registrant”)
Pruco Life Variable Universal Account (“Depositor”) (File No. 811-05826)

Dear Commissioners:

On behalf of Pruco Life Insurance Company and the Pruco Life Variable Universal Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Annual Reports for the underlying funds for the period ending June 30, 2018 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
Dreyfus Investment Portfolios	811-08673
Dreyfus Sustainable US Equity Portfolio, Inc.	811-07044
Dreyfus Variable Investment Fund	811-05125
Fidelity Variable Insurance Products Fund	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford HLS Series Fund II, Inc.	811-04615
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Trust	811-21853
Oppenheimer Variable Account Funds	811-04108
ProFunds VP	811-08239
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.
Sincerely,

/s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR